UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

December 4, 2020
Date of Report (Date of earliest event reported)

SINCLAIR BROADCAST GROUP, INC.
(Exact name of registrant)

Maryland	000-26076	52-1494660
(State of organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10706 Beaver Dam Road
Hunt Valley, MD  21030
(Address of principal executive offices and zip code)

(410) 568-1500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $ 0.01 per share	SBGI	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

Senior Secured Notes Offering and Indenture

On December 4, 2020, Sinclair Television Group, Inc. (“STG”), a wholly-owned subsidiary of Sinclair Broadcast Group, Inc. (the “Company”), issued $750 million aggregate principal amount of 4.125% Senior Secured Notes due 2030 (the “Notes”), which mature on December 1, 2030, pursuant to an indenture, dated December 4, 2020 (the “Indenture”) by and among STG, the Company and the other guarantors identified therein and U.S. Bank National Association, as trustee and notes collateral agent.

The net proceeds from the private placement of the Notes, plus cash on hand, were used to (i) redeem $550.0 million aggregate principal amount of STG’s 5.625% Senior Notes due 2024 (the “5.625% Notes”) and (ii) repay amounts outstanding under STG’s term loan with a January 2024 stated maturity date (the “Tranche B-1 Term Loans”). The redemption price of the 5.625% Notes, including the outstanding principal amount of the 5.625% Notes, accrued and unpaid interest, and a call premium, totaled $570.9 million. Following the application of proceeds described above, $1,105 million principal amount of Tranche B-1 Term Loans remains outstanding.

The Notes were priced at 100.0% of their principal value and will bear interest at a rate of 4.125% per annum payable semi-annually on June 1 and December 1, commencing June 1, 2021. Prior to December 1, 2025, STG may redeem the Notes, in whole or in part, at any time or from time to time at a price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest, if any, to the redemption date, plus a “make-whole” premium as set forth in the Indenture. Beginning on December 1, 2025, STG may redeem some or all of the Notes at any time or from time to time at the redemption prices set forth in the Indenture. In addition, on or prior to December 1, 2023, STG may redeem up to 40% of the aggregate principal amount of the Notes using the proceeds of certain equity offerings. Upon the sale of certain of STG’s assets or certain changes of control, STG may be required to offer to repurchase some or all of the Notes.

STG’s obligations under the Notes, as set forth in the Indenture, are secured on a first-lien basis by substantially all tangible and intangible personal property of STG and each wholly-owned subsidiary of STG or the Company that guarantees STG’s Credit Agreement (as defined below) (the “Guarantors”) which secures the Issuer’s and each such Guarantor’s obligations under STG’s Credit Agreement (which security interest, in the case of the grant by the Company, is limited to its right, title and interest in the equity interests of STG and certain of the Guarantors), and on a pari passu basis with all of STG’s and the Guarantors’ existing and future indebtedness that is secured by a first-priority lien on the collateral securing the Notes, including the indebtedness under STG’s Credit Agreement, subject to permitted liens and certain other exceptions.

The Indenture contains certain restrictive covenants including, but not limited to, restrictions on indebtedness, liens, restricted payments, investments, mergers, consolidations, sales and other dispositions of assets and affiliate transactions. These covenants are subject to a number of exceptions and limitations as described in the Indenture. The Indenture also includes events of default, including certain cross-default and cross-acceleration provisions with other debt of STG, customary for an agreement of its type.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities law. Absent registration, the Notes currently may be sold only pursuant to an applicable exemption from the requirements for registration. The offering of the Notes was made only to ‘qualified institutional buyers’ (as defined in Rule 144A under the Securities Act) and, outside the United States, to non-U.S. persons in compliance with Regulation S under the Securities Act. There are no registration rights associated with the Notes.

The foregoing summary does not purport to be a complete statement of the terms and conditions of the Indenture and the transactions contemplated thereby, and such summary is qualified in its entirety by reference to the Indenture, a copy of which is attached hereto as Exhibit 4.1 and which is incorporated herein by reference.

Amendment to Revolving Credit Facility

On December 4, 2020, STG entered into an amendment to its existing credit agreement (such credit agreement as amended, the “STG Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, to, among other things, extend the maturity date of STG’s revolving credit facility to December 4, 2025. Certain of the other material terms of the STG Credit Agreement are described in the Current Report on Form 8-K filed with the Securities and Exchange Commission on August 23, 2019, which description is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure required by this Item 2.03 is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
4.1	Indenture, dated as of December 4, 2020, by and among Sinclair Television Group, Inc., the Guarantors identified therein and U.S. Bank National Association, as trustee and notes collateral agent.

10.1
Second Amendment to Seventh Amended and Restated Credit Agreement by and among Sinclair Television Group, Inc., Sinclair Broadcast Group, Inc., the guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent, Chase Lincoln First Commercial Corporation, as Swingline Lender and each of the Issuing Banks and Lenders from time to time party thereto.

99.1	Press Release dated December 4, 2020.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            SINCLAIR BROADCAST GROUP, INC.

                            By: /s/ David R. Bochenek

                            Name:    David R. Bochenek
Title:    Senior Vice President / Chief Accounting Officer / Corporate Controller
Dated: December 4, 2020